UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 18, 2023
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at YUM! Brands, Inc. (the “Company”) Annual Meeting of Shareholders held on May 18, 2023, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Paget L. Alves	208,191,299	3,221,531	351,058	28,262,539
Keith Barr	208,889,754	2,543,508	330,626	28,262,539
Christopher M. Connor	204,963,425	6,451,295	349,168	28,262,539
Brian C. Cornell	198,757,041	12,681,991	324,856	28,262,539
Tanya L. Domier	209,095,262	2,363,372	305,254	28,262,539
David W. Gibbs	209,147,083	2,102,645	514,160	28,262,539
Mirian M. Graddick-Weir	186,774,697	24,621,508	367,683	28,262,539
Thomas C. Nelson	202,849,228	8,583,525	331,135	28,262,539
P. Justin Skala	209,016,102	2,407,904	339,882	28,262,539
Annie Young-Scrivner	209,057,893	2,397,479	308,516	28,262,539

2.The proposal to ratify the appointment of KPMG LLP as the Company's independent auditor for 2023 was approved based upon the following votes:

Votes for approval	230,968,595
Votes against	8,668,165
Abstentions	389,667
There were no broker non-votes for this item.

3.The proposal to approve, by non-binding advisory vote, the executive compensation of the Company's named executive officers was approved based upon the following votes:

Votes for approval	184,470,528
Votes against	25,271,984
Abstentions	2,021,376
Broker non-votes	28,262,539

4.Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement for its 2023 annual meeting and the vote of the shareholders at the Company’s 2023 annual meeting, the Company has adopted a policy to include an advisory shareholder vote on the compensation of executives in its proxy materials every year. This policy will remain in effect until the next shareholder vote on the frequency of shareholder votes on the compensation of executives. The proposal to hold non-binding advisory votes on executive compensation every year was approved, it having received the greatest number of votes cast for one of the three options based upon the following votes:

One year	208,467,822
Two years	363,145
Three years	2,455,185
Abstentions	477,736
There were no broker non-votes for this item.

5.The shareholder proposal regarding issuance of a report on efforts to reduce plastics use was not approved based upon the following votes:

Votes for approval	77,184,024
Votes against	132,157,592
Abstentions	2,422,272
Broker non-votes	28,262,539

6.The shareholder proposal regarding issuance of an annual report on lobbying was not approved based upon the following votes:

Votes for approval	87,724,549
Votes against	121,680,687
Abstentions	2,358,652
Broker non-votes	28,262,539

7.The shareholder proposal regarding issuance of a civil rights and nondiscrimination audit report was not voted on because it was not properly presented at the meeting, as neither the shareholder proponent nor their designee was in attendance.

8.The shareholder proposal regarding disclosure of share retention policies for named executive officers through normal retirement age was withdrawn by the proponent and consequently not presented at the annual meeting.

9.The shareholder proposal regarding issuance of a report on paid sick leave was not approved based upon the following votes:

Votes for approval	42,870,349
Votes against	166,289,559
Abstentions	2,603,980
Broker non-votes	28,262,539

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	May 24, 2023	/s/ Erika Burkhardt
Vice President and Associate General Counsel